Location: 1120A Hacienda Blvd.. Hacienda Heights. CA 91745
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THIS LEASE, is made and entered into this 13th day of July______. 2005, by and between Mar. Limited Liability Company (Landlord) and Top Group Holdings, Inc., Tenant, who are hereinafter respectively referred to as Landlord and Tenant, without regard to number or gender.

 WITNESSETH:

1.    USE.

      The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain premises as hereinafter described for the sole purposes of conducting thereon the following business under the following trade name:
      Soyodo, for a retail bookstore, including the sale of DVD's. VCD's. pre-recorded music, gifts, stationery and other related merchandise. Tenant shall not use the Demised Premises for any other purpose or operate its business in the Demised Premises under any different trade name whatsoever without Landlord's prior written consent. Tenant acknowledges and agrees that the Rental Rate for the Demised Premises is based in part upon the use which Tenant has represented to Landlord that Tenant will make of the Demised Premises. Tenant's specified use is also anticipated to be complementary and compatible with other uses in the shopping center of which it is a part, and consistent with the type of shopping center which Landlord considers material to its public image and to its economic benefit. Landlord would not have leased the Demised Premises to Tenant without the restrictions contained herein, and may suffer economic harm or other detriment if, subsequent to the date hereof, the use or trade name changes. Accordingly, Landlord shall have the right, to be exercised in its sole and absolute discretion, to deny any requested change in the use or trade name, or to condition the granting of consent upon modifications to the terms of the Lease, including, but not limited to rental and term length. Tenant shall supply Landlord with such information as Landlord reasonably requires in order to analyze Tenant's request for any such change.

      Tenant acknowledges that Landlord has made no representations or warranties to Tenant concerning the presence or absence of any particular tenant, use, or tenant or use mix in the shopping center, and has no obligation to Tenant to obtain or refrain from allowing any particular tenant or use in the shopping center.

2.    PREMISES.

      The premises leased to Tenant, together with appurtenances, are hereinafter referred to as the "Demised Premises," and are situated in the City of Hacienda Heights, County of Los Angeles, State of California and are the premises crosshatched on the plot plan of the shopping center attached hereto as Exhibit A. The Demised Premises shall contain approximately Ten Thousand (10,000) square feet of leaseable space.

3.    TERM.

      The term of this Lease shall be for a period of five (5) years. The term of this Lease, hereinafter known as the Lease Commencement Date, shall commence upon Landlord's delivery of possession to Tenant. Tenant's obligation to pay rent (hereinafter known as the Rent Commencement Date) shall be forty-five (45) days after the Lease Commencement Date. Tenant shall pay all CAM charges during the this 45-day free rent period. Should such date not occur on the first day of a calendar month, the term hereunder shall be extended for such fractional month. In that event, the Tenant shall pay rent for the fractional month of a per diem basis (calculated on the basis of a thirty-day month) until the first day of the month. The rental for such fractional month shall be payable from the initial payment of Guaranteed Minimum Monthly Rental as provided in
      Article 4, below. The balance, if any, shall be applied to the next sums due Landlord hereunder. Thereafter the Guaranteed Minimum Monthly Rental shall be paid in equal monthly installments on the first day of each and every month in advance. Landlord and Tenant acknowledge and agree that immediately upon execution of this Lease, binding, legal obligations are created, and that without regard to the date upon which Tenant's obligation to pay rent commences, the relationship of Landlord and Tenant exists between the parties on the date the term commences.

4.    RENTAL.

      A. Guaranteed Minimum Monthly Rental. Tenant shall pay to Landlord during term of this Lease as the Guaranteed Minimum Monthly Rental for the Demised Premises the sum of Twelve Thousand Five Hundred and 00/100 Dollars ($12,500.00) per month which sum shall be paid in advance on the first day of each calendar month. However, Tenant shall pay to Landlord its initial payment of Guaranteed Minimum Monthly Rental at time of the Delivery of Possession of the Premises to Tenant. All rental to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand at the address designated in Article 34. Any rent payment not paid within five (5) days of its due date shall be subject to a ten percent (10%) late charge.

      B. Cost of Living Adjustment. The Guaranteed Minimum Monthly Rent shall be adjusted as follows:

                  Year 1                    $12,500.00 per month
                  Year 2                    $13,000.00 per month
                  Year 3                    $13,520.00 per month
                  Year 4                    $14,060.80 per month
                  Year 5                    $14,623.23 per month

      C. Additional Rent. Tenant shall pay, as additional rent, all sums of money required to be paid pursuant to any of the terms of this Lease, including without limitation, those required by Articles 4E, 5, 6, 7A, 7E, 8, 10, 12, 14, 19, 22B, 22C and all Exhibits of this
            Lease, whether or not the same be designated elsewhere as "additional rent", which collectively are the CAM charges as further explained in each respective Article. If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as additional rent with the next installment of Guaranteed Minimum Monthly Rental thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord. All sums due Landlord hereunder, no matter how denominated, shall be deemed Rent. Currently, CAM expenses are estimated to be twenty five cents ($0.25) per square foot per month. Said CAM expenses are subject to the annual year-end reconciliation of Tenant's account as further described in Article 8.


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      D.    Interest On Late Payments. The Tenant shall pay, when the same is due and payable, all rent, additional rent, and other amounts or charges described in this Lease and any unpaid amounts due Landlord shall bear interest at the rate of 10% from the date due, to the date of payment.

5.    REAL ESTATE TAXES AND RENTAL TAX.

      In addition to all rentals herein reserved, Tenant shall pay to Landlord as additional rental, real estate taxes and assessments levied upon the Demised Premises together with a pro rata share of the real estate taxes and assessments levied upon the parking and common area of the shopping center, plus a 15% management fee. Such amount shall be payable within ten
      (10) days after transmittal by Landlord to Tenant of a semi-annual statement setting forth the amount of such tax based upon the actual tax bill received by Landlord. However, Landlord, at its option, shall have the right to estimate the amount of taxes next due to collect and impound from Tenant, on a monthly or quarterly basis, the amount of Tenant's estimated tax obligation, as set forth in Article 8.

      In the event the Demised Premises and its pro rata share of parking and common areas are not separately assessed, then Landlord shall make and Tenant shall pay, a reasonable allocation of all applicable taxes and assessments affecting the shopping center to the Demised Premises. Such reasonable allocation may be based, at Landlord's option, on, among other things, the ratio that the Demised Premises, including mezzanine, if any, bears to the total leasable floor area, including mezzanines, if any, in either (i) the building or buildings which include the Demised Premises if a separate assessment exists for such building or buildings; or (ii) the shopping center as a whole.

      Any such tax for the year in which this Lease commences or ends shall be apportioned and adjusted. With respect to any assessment which may be levied against or upon the Demised Premises and which, under the laws then in force, may be evidenced by improvement or other bonds, payable in annual installments, only the annual payments on said assessment shall be included in computing Tenant's obligation for taxes and assessments.

      The terms "real estate taxes" as used herein shall be deemed to mean all taxes imposed upon the real property and permanent improvements constituting the Demised Premises, and all assessments levied against said Demised Premises, including any taxes resulting from reassessment of said property to fair market value subsequent to the sale of the real property and any transfer taxes charged in connection with the recordation of any Memorandum of Lease, but shall not include personal income taxes, personal property taxes, inheritances taxes, or franchise taxes levied against the Landlord, but not directly against said property, even though such taxes shall become a lien against said property. "Real estate taxes" also include any charge or fee replacing any tax previously included within the definition of real estate taxes, and any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Demised Premises by any governmental agency.

      Tenant shall pay to Landlord as additional rent any and all excise, privilege and other taxes, other than Landlord's net income and estate taxes, levied or assessed by any federal, state, or local authority upon the rent received by Landlord hereunder, and Tenant shall bear any business tax imposed upon Landlord by any governmental authority which is based or measured in whole or in part by amounts charged or received by Landlord from Tenant under this Lease.


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6.    PERSONAL PROPERTY TAXES.

      During the term hereof Tenant shall pay prior to delinquency, all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Demised Premises. When possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, the Tenant shall pay to Landlord, as additional rent, its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.

7.    PARKING AND COMMON FACILITIES.

      Landlord covenants that the common and parking areas of the shopping center of which the Demised Premises are a part shall be available for the non exclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas. Landlord agrees to consult with tenant, but tenant shall not have any approval rights. This Lease shall be subordinate to any agreement existing as of the date of this Lease or subsequently placed upon the real property of which the Demised Premises are a part, which agreement provides for reciprocal easements and restrictions pertaining to the common and parking areas, and in the event of conflict between the provisions of such agreement and this Lease, the provisions of said agreement shall prevail. However, nothing therein shall cause the Tenant to pay a greater share of the common area maintenance cost than herein provided, and provided further that there shall at all times be maintained common and parking areas of not less than two (2) square feet of common and parking area for each square foot of ground floor building area within the shopping center.


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      A.    The Landlord shall keep, or cause to be kept, the parking and common areas in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to the facilities thereof, but all expenses in connection with said parking and common areas shall be charged and prorated in the manner hereinafter set forth.
            It is understood and agreed that the phrase "expenses in connection with said parking and common areas" as used herein shall be construed to include, but not be limited to, all sums expended by Landlord in connection with said parking and common areas for all general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services; painting and landscaping; lighting and other utilities; directional signs and other markers and bumpers; personnel to implement such services and at Landlord's option, to provide security in the parking and common areas; required fees or charges levied pursuant to any governmental requirements; public liability and property damage insurance including, at Landlord's election, earthquake and flood insurance, which shall be carried and maintained by Landlord with limits as determined by Landlord; legal and accounting fees incurred and maintained by Landlord in connection with its obligations to maintain and repair the common area, or otherwise directly related to the ownership and operation of the shopping center specifically as opposed to Landlord generally, but excluding such fees as Landlord may include enforcing rent payment obligations of other tenants; any additional costs even though not specifically itemized herein, for goods, services, or personnel, which Landlord incurs in providing same to the shopping center, without regard to whether such categories of goods, services, or personnel were in place or provided at the time this Lease was entered into; and a fee equal to fifteen percent (15%) of said costs to Landlord or its designated property manager, if any, for Landlord's supervision of said areas.

            Landlord shall periodically send to Tenant a statement, itemizing in reasonable detail, the total expenses for the parking and common areas, and Tenant agrees to pay Landlord, Tenant's pro rata share of such expenses within ten (10) days after transmittal of said statement to Tenant. Tenant's pro rata share shall be determined by the ratio that the number of square feet of gross leasable floor area in the Demised Premises bears to the total number of square feet of gross leasable floor area of all buildings in the shopping center. There shall be an appropriate adjustment of Tenant's share of said expenses as of the commencement and expiration of the term of this Lease. The term "gross leasable floor area" shall mean floor area with measurements from the outside of exterior walls and from the center of interior walls. Landlord may, at its option, estimate the amount of said parking and common area expenses next due and collect and impound from Tenant, on a monthly or quarterly basis, the amount of Tenant's pro rata share as set forth in the following
            Article 8.

      B. Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and any approved sub- tenant, shall have a non-exclusive right in common with Landlord and other present and future owners, licensees and subtenants, to use the common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, roadway, sidewalk and automobile parking, provided however, Tenant and Tenant's employees shall park their automobiles in those areas designated for employee parking, or at Landlord's written request shall park their automobiles outside of the shopping center.


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      C.    The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules and regulations as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas, and to otherwise conduct itself so as not to unreasonably interfere with the rights of other tenants or approved users, including landlord, in and to the parking and common areas.

      D. Tenant shall at its expense arrange for the collection of its trash in a prompt, regular, and sanitary manner, unless Landlord elects to provide trash collection as a part of the parking and common area maintenance.

      E. Tenant acknowledges that major tenants and kiosk tenants, if any, may not pay on the same basis as Tenant for common area and parking maintenance charges, taxes, utilities, or other allocations, and that any such distinctions shall not impact Tenant's obligations with respect to same which are provided for herein.

8.    IMPOUND FOR EXPENSES.

      As herein before, provided, Tenant is obligated to reimburse Landlord for Tenant's share of certain costs and expenses, which reimbursement is payable as additional rent. It is agreed that, rather than bill and collect said- reimbursement in arrears, Landlord may estimate Tenant's share of said costs and expenses, for a period not more than twelve (12) months in advance, and may collect and impound Tenant's estimated share in advance on a monthly or quarterly basis. On or before March 31 of each year, Landlord shall provide to Tenant a reconciliation of Tenant's account for the twelve (12) month period ending the preceding December 31. However, Landlord's failure to provide such CAM reconciliation statement by said date shall in no way excuse Tenant from its obligation to pay its pro rata share of CAM reconciliation costs or constitute a waiver of Landlord's right to bill and collect such pro rata share of CAM reconciliation costs from Tenant in accordance with this clause. Said reconciliation shall set forth in reasonable detail the costs and expenses paid by Landlord, and shall include a computation as to Tenant's pro rata share, hi the event Tenant has overpaid its share of said costs and expenses, Landlord shall credit said overpayment against the next costs, expenses and reimbursements due from Tenant until said credit has been fully utilized. At Landlord's option, any such overpayment may, in the alternative, be credited against rent due hereunder. In the event of an under payment, Tenant shall pay, to Landlord said under payment within ten
      (10) days after receipt of the reconciliation.


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9.    CONSTRUCTION.

      Tenant agrees to accept the premises in "as-is" condition except Landlord shall deliver the Premises to Tenant in "broom clean" condition with HVAC, electrical system, lighting, ceiling and restrooms all per building standard materials and in working condition. Landlord shall also remove all prior tenant's equipment including fixtures and affixed walk-in freezers at rear of Premises. Upon full execution of this Lease, Landlord shall diligently pursue Landlord's work in order to deliver possession of the Premises to Tenant in the condition specified above. Landlord estimates that the date of delivery of possession to Tenant shall be within sixty (60) to one-hundred twenty (120) days from the full execution of this Lease by both Landlord and Tenant. In the event Landlord fails to deliver possession of the Premises to Tenant within the one-hundred twenty
      (120) days specified herein, Landlord, for every day the delivery of possession is delayed, shall pay to Tenant the amount of One Hundred Dollars ($100.00) per day.

10.   USES PROHIBITED.

      Tenant shall not use, or permit said Demised Premises, or any part thereof, to be used for any purpose or purposes other than that set forth in Article 1, above. No use shall be made or permitted to be made of the Demised Premises, nor acts done, which will increase the existing rate of insurance upon the building or the shopping center in which said Demised Premises is located (once said rate is established), or cause a cancellation of any insurance policy covering said building or any part thereof, nor shall Tenant sell or permit to be kept, used or said in or about said Demised Premises any article which may be prohibited by standard form of fire insurance policies. Tenant shall, at his sole cost, comply with any and all requirements, pertaining to the use of said Demise Premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering said building and appurtenances. In the event Tenant's use of the Demised Premises as set forth in Article 1. hereof, results in a rate increase for the building of which the Demised Premises are a part, Tenant shall pay annually on the anniversary date of this Lease, as additional rent, a sum equal to that of the additional premium occasioned by said rate increase.


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11.   ALTERATIONS AND FDCTURES.

      Tenant shall not make or suffer to be made, any alterations of the Demised Premises, or any part thereof, without the prior written consent of Landlord, and any additions to, or alterations of, said Demised Premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Landlord. Any such alterations shall be in conformance with the requirements of all municipal, state and federal authorities.

      In addition, no alterations, additions or changes shall be made to any storefront, the exterior walls or the roof of the Demised Premises, nor shall Tenant erect any mezzanine or increase the size of same, if one be initially constructed, unless and until the written consent and approval of the Landlord shall first have been obtained, hi no event shall Tenant make or cause to be made any penetration through the roof of the Demised Premises without the prior written approval of Landlord. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Article. All alternations, additions, or changes to be made to the Demised Premises which require the approval of the Landlord shall be under the supervision of a competent architect or competent licensed structural engineer and made in accordance with plans and specifications with respect thereto, approved in writing by the Landlord before the commencement of work. All work with respect to any alterations, additions, and changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Demised Premises shall at all times be a complete unit. Upon completion of such work, Tenant shall file for record in the office of the County Recorder where the shopping center is located a Notice of Completion as permitted by law. Upon termination of the Tenant's leasehold estate such alterations, additions or changes shall be considered as improvements and shall not be removed by the Tenant but shall become a part of the Demised Premises, in performing the work of any such alterations, additions or changes, the Tenant shall have the work performed in such a manner as not to obstruct the access to the Demised Premises or of any other tenant in the shopping center.

      Landlord's consent or approval, when called for in this Article, may be granted or withheld in its sole discretion, and may be conditioned upon the posting by Tenant, Tenant's contractor, or both, of such surety bonds as Landlord reasonably deems necessary to assure the timely, workmanlike, lien free completion of any such work.

12.   MAINTENANCE AND REPAIR.

      Tenant shall at all times during the term hereof, and at Tenant's sole cost and expense, keep, maintain and repair the building and other improvements which constitute the Demised Premises in good and sanitary order and condition (except as hereinafter provided) including without limitation, the maintenance and repair of any storefront, doors, window casements, plate glass, glazing, plumbing, pipes, electrical wiring and conduits, and the heating and air conditioning system (if any), including the maintenance of a service contract with a heating and air conditioning contractor approved by Landlord. Tenant shall also at its sole cost and expense be responsible for any alterations or improvements to the Demised Premises necessitated as a result of the requirement of any municipal, state or federal authority. Tenant hereby waives all right to make repairs at the expense of Landlord, and Tenant hereby waives all rights provided for by Section 1941 of the Civil Code of the State of California to make said repairs. By entering into the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises as being in good and sanitary order, condition and repair, and Tenant agrees on the last day of the term or on the sooner termination of this Lease, to surrender the Demised Premises with appurtenances, in the same condition as when received, reasonable use and wear thereof and, where insurance proceeds are available to Landlord to restore the Demised Premises, damage by fire, act of God or by the elements excepted. Tenant shall periodically sweep and clean the sidewalks adjacent to the Demised Premises, as needed.


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      Landlord shall, subject to Tenant's reimbursement as herein provided, maintain in good repair the exterior walls, roof and sidewalks. Tenant agrees that it will not, nor will it authorize any person to, go onto the roof of the building of which the Demised Premises are a part without the prior written consent of Landlord. Said consent will be given only upon Landlord's satisfaction that any repairs necessitated as a result of Tenant's action will be made by Tenant at Tenant's expense and will be made in such a manner so as not to invalidate any guarantee relating to said roof. Landlord shall not be required to make any repairs to the exterior walls, roof and sidewalks unless and until Tenant has notified Landlord in writing of the need for such repairs and Landlord shall have had a reasonable period of time thereafter to commence and complete said repairs. Tenant shall reimburse Landlord for its pro rata share of the cost of said repairs and maintenance incurred by Landlord, plus a fee equal to 15% of said costs, said pro rata share to be determined according to the area of the Demised Premises as it relates to the total area of the building which contains the Demised Premises.

13.   COMPLIANCE WITH LAWS.

      Tenant shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the use of said Demised Premises, and shall faithfully observe in said use all municipal ordinances and state and federal statutes now in force or which shall hereinafter be in force. Without limiting the foregoing, Tenant shall not use, store, keep, or permit any one else to use, store, or keep on the Demised Premises any material which is classified by any municipal, state, federal, or other governmental agency as hazardous, toxic, or similarly detrimental to health or the environment, without the express written consent of Landlord first being obtained, which consent may be withheld in Landlord's sole and absolute discretion. In any event, and notwithstanding any consent by Landlord, Tenant shall at all times comply with all laws , rules and regulations concerning hazardous, toxic, or similar materials, Tenant hereby agrees to indemnify, defend, and hold Landlord harmless from any and all loss it may suffer arising out of or related to the use, storage, keeping or presence of hazardous, toxic or similar materials on the Demised Premises, which indemnity shall survive the term of this Lease. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such order or statute in said use, shall be conclusive of that fact as between the Landlord and Tenant.

      Tenant shall not commit, or suffer to be committed, any waste upon the Demised Premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the shopping center in which the Demised Premises is located.

14.   INSURANCE.

      Landlord shall maintain fire and extended coverage insurance throughout the term of this Lease in an amount equal to at least ninety percent (90%) of the replacement value of the building which includes the Demised Premises, together with such other insurance as may be required by Landlord's lender or by any governmental agency. At Landlord's option, Landlord may maintain earthquake, flood, or "all risks" insurance on the building or shopping center of which the Demised Premises are a part, for an amount not less than 90% of the replacement value of the insured property, with respect to "all risks" insurance, Landlord and Tenant agree that Landlord's insurable interest in the Demised Premises includes all improvements to the premises, except Tenant's removable trade fixture or Tenants personal property which are insured by Tenant's personal property insurance. Tenant hereby waives any right of recovery from Landlord, officers and employees, and Landlord, to the extent permitted under its insurance policies, hereby waives any right of recovery from Tenant, its officers or employees, for any loss or damage (including consequential loss) resulting from any of the perils insured against in the standard form fire insurance policy with extended coverage endorsement. Tenant agrees to pay to Landlord its pro rata share of the cost of said insurance, including said endorsement plus a 15% management fee, to be determined by the relationship that the gross leasable floor area of the Demised Premises bears to the total gross leasable floor area of the building or buildings or shopping center for which such policy relates. Landlord may estimate the cost of said insurance and collect and impound Tenant's share of said cost as set forth in Article 8.


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      Any or all of the insurance which Landlord is required to or may maintain under this Lease, including that for the parking and common areas, may be carried by Landlord as part of a blanket policy or policies, which also covers other properties of Landlord. In such event, Landlord shall allocate to the shopping center a portion of the total premium for such policies which fairly and reasonably represents costs attributable to the subject property. In making such allocation, Landlord shall be entitled to consider, among other things, the relationship between the size and value of the subject property compared to all covered properties, and any special requirements resulting in a disproportionate allocation imposed upon the subject property by Landlord's mortgage holders, partners, governmental agencies or others who may legitimately impose insurance requirements on Landlord.

      Tenant, if involved in food preparation and sales as a cafe, restaurant, or similar use, and /or food takeout service, shall install at Tenant's expense any fire protective systems in grill, deep fry, and cooking areas which are required by city, county, and state fire ordinances.

15.   INDEMNIFICATION OF LANDLORD - LIABILITY INSURANCE BY TENANTS.

      Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, hereby waives all claims against Landlord for damage to goods, wares and merchandise, in, upon or about the Demised Premises and for injuries to persons in or about the Demised Premises, from any cause arising at any time; and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or the goods, wares, and merchandise of any person, arising from the use of the Demised Premises by Tenant, or from the failure of Tenant to keep the Demised premises in good condition and repair, as herein provided.

      During the entire term of this Lease, the Tenant shall, at the Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon or about the Demised Premises and on sidewalks directly adjacent to the Demised Premises. The limitation of liability of such insurance shall be not less than One Million Dollars (1,000,000) in respect to injury or death of one person and to the limit of not less than Two Million Dollars (2,000,000) in respect to any one accident and to the limit of not less than Five Hundred Thousand Dollars ($500,000) in respect to property damage. All such policies of insurance shall be issued in the name of Tenant and Landlord by a company reasonably satisfactory to Landlord and for the mutual and joint benefit and protection of the parties, and such policies of insurance or copies thereof shall be delivered to the Landlord.

16.   MECHANIC'S LIENS.

      Tenant agrees that it will pay or cause to be paid all costs for all work done by it or caused to be done by it on the Demised Premises, and Tenant will keep the Demised Premises free and clear of all mechanic's liens and other liens on account of work done for Tenant or persons claiming under it. Tenant agrees to and shall indemnify, defend and save the Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of Hen of laborers or materialmen or others for work performed or materials or supplies furnished for the Tenant or persons claiming under it.

      If the tenant shall desire to contest any claim of lien, it shall furnish the Landlord adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount conditioned on the discharge of the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, the Tenant shall pay and satisfy the same at once.

      If the Tenant shall be in default in paying any charge for which a mechanic's lien claim and suit to foreclose the Lien have been filed, and shall not have given the Landlord security to protect the property and the Landlord against such claim of lien, the Landlord may (but shall not be required to) pay the said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from the Tenant to the Landlord, and the Tenant shall pay the same to Landlord with interest at a maximum rate allowed under the Law of the State of California in effect at the time this Lease was executed from the dates of the Landlord's payments. Should any claims of lien be filed against the Demised Premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof. The Landlord or its representatives shall have the right to go upon and inspect the Demised Premises at all reasonable times and shall have the right to post and keep posted thereon notices of non-responsibility, or such other notices which the Landlord may deem to be proper for the protection of the Landlord's interest in the Demised Premises. The Tenant shall, before the commencement of any work which might result in any such lien, give to the Landlord written notice of his intention to do so in sufficient time to enable the posting of such notices.

17.   ABANDONMENT.

      Tenant shall not vacate or abandon the Demised Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Demised Premises or be dispossessed by process of law, or otherwise, any personal property belonging to tenant and left on the Demised Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

      Tenant hereby waive all rights and procedures provided for by Sections 1980 through 1991 of the Civil Code of the State of California as these sections relate to the disposition of personal property of Tenant remaining on the Demised Premises after the tenancy has been terminated and the Demised Premises have been vacated by the Tenant.

18.   SIGNS AND AUCTIONS.

      Tenant shall not place or permit to be placed any sign, designs, words, or pictures upon the exterior or in or upon the windows of the Demised Premises without Landlord's prior written consent, nor shall Tenant change the color or exterior appearance of the Demised Premises without Landlord's prior written consent. Landlord's approved sign criteria drawings are attached hereto as an Exhibit, or if not available as of the execution of this Lease shall be provided to Tenant by Landlord. Tenant shall at its sole cost and expense prepare sign construction drawings, in accordance with said criteria drawings, which shall be submitted to Landlord for Landlord's written approval. Tenant agrees to install a sign in accordance with the approved sign construction drawings within thirty
      (30) days after the commencement of the term of the Lease.

      Tenant, at its sole cost and expense, shall be allowed to place its sign on the facade of the Premises in accordance to Landlord's sign criteria and on two (2) monument signs, one on Gale Ave and one on Hacienda Blvd., in the space immediately to the right of the existing 99 Cents Only Store sign, as indicated on Exhibit A of the Lease as "Permitted Tenant Sign." Tenant shall place such signs on the monument sign within sixty (60) days of the Lease Commencement date or Tenant shall forfeit it's right to place such signs.

      Tenant shall not, without Landlord's prior written consent, display or sell merchandise or keep or place any promotional or advertising signs, devices or materials outside the defined exterior walls and permanent doorways of the Demised Premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Demised Premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors, or pursuant to any bankruptcy or other solvency proceeding.

19.   UTILITIES.

      Tenant shall pay before delinquent all charges for water, gas, heat, electricity, power, telephone service, and all other services of utilities used in, upon, or about the Demised Premise by Tenant or any of its Subtenants, licensees, or concessionaires during the term of this Lease. If any utility is not separately metered, Tenant agrees to reimburse Landlord for the cost of said service, plus a 15% management fee.

20.   ENTRY AND INSPECTION.

      Tenant shall permit Landlord and its agents to enter into and upon the Demised Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said Demised Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building , including the erection and maintenance of such scaffolding, canopy, fences and props as may be required, or for the purpose of posting notices of non-liability for alterations, additions or repairs, or for the purpose of placing upon the property in which the Demised Premises are located any usual or ordinary "For Sale" or "For Lease" signs. Landlord shall be permitted to do any of the above without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Demised Premises thereby occasioned. Tenant shall permit Landlord or its agents, of any time within a sixty (60) day period prior to expiration of the Lease term, during normal business hours, to enter upon said Demised Premises and exhibit same to prospective tenants.

21.   DAMAGE AND DESTRUCTION ON DEMISED PREMISES.

      In the event of, (a) partial or total destruction of the Demised Premises or the building containing same during the term which requires repairs to either the Demised Premises or the building, or (b) the Demised Premises or the building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupancy, which declaration requires repairs to either the Demised Premises or the building, Landlord shall forthwith make said repairs provided Tenant gives to Landlord thirty (30) days written notice of the necessity therefore. No such partial destruction (including any destruction necessary in order to make repairs required by any declaration made by any public authority) shall in any way annul or void this Lease except that Tenant shall be entitled to a proportionate reduction of the Minimum Guaranteed Rental while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in said Demised Premises. However, if during the last two (2) years of the term of this Lease the building is damaged as a result of fire or any other insured casualty to an extent in excess of twenty-five percent (25%) of its then replacement cost, (excluding foundation(s)), Landlord may within thirty (30) days following the date such damage occurs, terminate this Lease by written notice to Tenant. If Landlord, however, elects to make said repairs, and provided Landlord uses due diligence in making said repairs, this Lease shall continue in full force and effect, and the minimum guaranteed rental shall be proportionately reduced as herein above provided. If Landlord elects to terminate this Lease, all rentals shall be prorated between Landlord and Tenant as of the date of such destruction.

      The foregoing to the contrary notwithstanding, if the building is damaged or destroyed at any time during the term thereof to an extent of more than twenty-five percent (25%) of its then replacement cost (excluding foundation(s)) as a result of casualty not insured against, Landlord may within thirty (30) days following the date of such destruction terminate this Lease upon written notice to Tenant. If Landlord does not elect to so terminate because of said uninsured casualty, Landlord shall promptly rebuild and repair said Demised Premises and Tenant's rental obligation shall be proportionately reduced as herein above provided.

      In respect to any partial or total destruction (including any destruction necessary in order to make repairs required by any such declaration of any authorized public authority) which Landlord is obligated to repair or may elect to repair under the terms of this Article 21, Tenant waives any legal, equitable or statutory right it may have to cancel this Lease as a result of such destruction.

22.   ASSIGNMENT AND SUBLETTING

      A. Restriction of Tenant's Rights. Tenant shall not assign this Lease, or any right or interest, voluntarily, involuntarily, or by operation of law, or otherwise hypothecate or encumber all or any part of Tenant's interest in this Lease, nor sublet the Premises or any part thereof, nor permit any subtenant, franchisee or concessionaire on the Premises(collectively "assignment of the Lease" or "assign the Lease" and the proposed transferee "assignee") without full compliance with this Article 22.

      B. Request to Assign the Lease. If Tenant desires to assign the Lease, it shall submit to Landlord, in writing, all of the following:

            (i) all agreements and letters of intent between Tenant and other parties to the proposed transaction including documentation thereof, and sources, commitments and terms of any financing arrangements;

            (ii) the identity of any escrow holders and real estate or business brokers involved, together with copies of escrow instructions and agreements with any real estate and business brokers;

            (iii) a Summary of proposed assignees:

                  (a)   business history;

                  (b)   business plan for the Premises;

                  (c) financial statements (balance sheet and full prior year and present year to date income statements) completed, dated and signed within thirty(3O) days prior to submission, together with a complete copy of the most recently filed federal income or franchise tax returns;

                  (d) a listing of the key employees, partners and financial backers, together with background, personal and other pertinent information concerning each of them; and

                  (e)   business, trade and personal references; and

            (iv) a description of any proposed changes to the Premises. In addition, Tenant shall concurrently submit to Landlord the non-refundable sum of $500 to partially reimburse Landlord for its cost of reviewing the above described material. If Landlord determines that in order to properly review this material, professional assistance is required, Tenant shall be notified of the same in advance, and shall, in addition, reimburse Landlord for the cost of such professional assistance.

C.    Response to Request to Assign the Lease.

      Landlord shall not be required to commence its review of Tenant's request until it shall have received all of the above described items, in form reasonably satisfactory to Landlord, and upon such receipt, shall have a reasonable time period during which to review the same. In view of the complexity of the material to be submitted, the parties agree that between 30 and 60 days is a reasonable time period. Landlord after review of those items submitted pursuant to subparagraph B, shall have the right to request from Tenant additional information should Landlord determine that the items submitted pursuant to subparagraph B are not sufficient for a proper analysis of the proposed assignment of the Lease. Tenant shall promptly and completely respond to any such requests for additional information. Landlord's consent to a requested assignment of the Lease, submitted as set forth in subparagraph B, shall be granted or denied in Landlord's sole judgment, provided Landlord's consent shall not be unreasonably denied. The parties agree that Landlord would be acting reasonably in denying consent, if by example (but not by way of limitation) the proposed assignee's net worth is less than that of Tenant; the proposed assignee's business experience is less than that of Tenant; the proposed assignee already operates more than one other business in the shopping center; the proposed assignee is by character or of a background (or through past business dealings) unacceptable to Landlord; the proposed transferee's business may achieve lower gross sales and therefore provide less percentage rent to Landlord; the business to be conducted by the proposed transferee is not compatible with that of other tenants in the shopping center, or is not likely to enhance the draw of customers to the shopping center; the proposed assignee desires material changes to the Demised Premises, without regard to responsibility for the costs of such changes; the proposed transfer will create a vacancy elsewhere in the shopping center or in other property owned by the Landlord; the proposed transferee is a person with whom Landlord is, or recently has been, negotiating to lease space in property owned by Landlord, including the shopping center; Tenant is in default under the Lease, or has defaulted hereunder on more than three (3) occasions during the twelve (12) months preceding the request by Tenant; or the proposed business plan (or past business history) indicates a possible likelihood of detriment to any portion of the shopping center or to the rent to be received by Landlord hereunder or under any other agreement to which Landlord is a party. In addition, Landlord reserves the right to condition Landlord's consent to any assignment, sublease, or other transfer upon Landlord's receipt of a written agreement, executed by Tenant, pursuant to which Tenant shall pay to Landlord all rent or other consideration received by Tenant from any assignee, subtenant or transferee in excess of the rent called for hereunder, or in the case of the sublease or transfer of a portion of the Demised Premises, in excess of such rent fairly allocable to such portion. Any such excess shall be considered rent to Landlord, and Landlord may require its payment either in a lump sum, initially, or over the term of the assignment, sublease or other transfer.

D.    Modification to the Lease.

      In order to facilitate the requested assignment of the Lease, Landlord may suggest to Tenant modifications to the Lease or to the terms of the material submitted to Landlord pursuant to this Article. Any such suggestions shall not be deemed a consent or conditional consent to the proposed transaction; only an unconditional written consent, signed by Landlord, shall be binding upon Landlord.

E.    Limitation of Landlord's Consent.

      The consent to any proposed assignment of the Lease:

            (i) shall not be deemed to be a consent to any subsequent attempted or proposed assignment of the Lease;

            (ii) shall not be deemed to be a consent to any change in the use of the Premises or the trade name under which the Premises are to be operated; or

            (iii) shall not in any way relieve Tenant, or any Guarantor, and /or any Subsequent assignee or Guarantor of liability under this Lease. Any attempted or purported assignment of the Lease made without obtaining the prior written consent of Landlord shall, at the option of Landlord, be null and void and /or constitute a default under this Lease.

F.    Corporate Stock or Partnership Interests of Tenant.

      In the event Tenant is a corporation whose stock is not traded on a public stock exchange, or in the event Tenant is a partnership, any attempted dissolution, merger, consolidation, or other reorganization of such corporation or partnership, or any attempted sale or other transfer of a controlling percentage of the corporate stock of Tenant, or of controlling partnership interests in Tenant, as the case may be, shall constitute an attempted assignment of the Lease for all purposes of this Article. The term "controlling percentage" means the ownership of stock or partnership interest possessing or having the right to exercise at least thirty percent (30%) of the total combined voting power of all classes of such stock or partnership interests.

23.   DEFAULT.

      If Tenant fails to make any payment required by the provisions of this Lease when due, or fails within a reasonable period of time, not to exceed thirty (30) days, after written notice thereof to correct any breach or default of the other covenants, terms or conditions of this Lease, or if Tenant breaches this Lease and abandons the property before the end of the term, Landlord shall have the right at any time thereafter to elect to terminate said Lease and Tenant's right to possession thereunder. Upon such termination, Landlord shall have the right to recover against Tenant:

      A. The worth at the time of award of the unpaid rent which had been earned at the time of termination;

      B. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided;

      C. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided; and

      D. Any other amount necessary to compensate the Landlord for all the detriment consequentially caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

            The "worth at the time of award" of the amounts referred to in subparagraphs A and B above shall be computed by allowing interest at ten percent (10%) per annum. The worth at the time of award of the amount referred to in subparagraph C shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            Such efforts as Landlord may make to mitigate the damages caused by Tenant's breach of this Lease shall not constitute a waiver of Landlord's right to recover damages against Tenant hereunder, nor shall anything herein contained affect Landlord's right to indemnification from Tenant for any liability arising prior to the termination of this Lease for personal injuries or property damage, and Tenant hereby agrees to indemnify and hold Landlord harmless from any such injuries or property damage, including all attorneys' fees and costs incurred by Landlord in defending any action brought against Landlord for any recovery thereof, and in enforcing the terms and provisions of this indemnification against Tenant.

            Notwithstanding any of the foregoing, the breach of this Lease by Tenant, or any abandonment of the Demised Premises by Tenant, shall not constitute a termination of this Lease, or of Tenant's right of possession hereunder, unless and until Landlord elects to do so, and until such time Landlord shall have the right to enforce all of its rights and remedies under this Lease, including the right to recover rent, and all other payments to be made by Tenant hereunder, as it becomes due; provided, that until such time as Landlord elects to terminate this Lease, and Tenant's right of possession hereunder, Tenant shall have the right to sublet the Demised Premises or to assign its interests in this Lease, in accordance with the terms of this Lease.

            The parties hereto agree that acts of maintenance or preservation or efforts to release the Demised Premises, or the appointment of a receiver upon the initiative of the Landlord to protect its interests under this Lease shall not constitute a termination of Tenant's right of possession unless accompanied by a written notice from Landlord to Tenant of Landlord's election to so terminate.

24.   ASSIGNMENT OF RENTS.

      As security for the performance by Tenant of all of its duties and obligations hereunder, Tenant does hereby assign to Landlord the right, power and authority, during the continuance of this Lease, to collect the rents, issues and profits of the Demised Premises, reserving onto Tenant the right, prior to any breach or default by it hereunder, to collect and retain said rents, issues and profits as they become due and payable. Upon any such breach or default, Landlord shall have the right at any time thereafter, without notice except as provided for above, either in person, by agent or by a receiver to be appointed by a court, to enter and take possession of said Demised Premises and collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Landlord may determine.

      Landlord's remedies under this Lease are cumulative, and shall be in addition to any other remedies and rights Landlord may have at law or in equity.

25.   TENANT'S FINANCIAL CONDITION.

      Tenant acknowledges that Landlord has executed this Lease in reliance on the financial information furnished by Tenant to Landlord as to Tenant's financial condition. In the event that it is determined by any time subsequent to the date of this Lease that any of the financial information furnished by Tenant is substantially untrue or inaccurate, Tenant shall be deemed to be in default under this Lease, which default shall not be subject to cure, and which shall entitle Landlord to exercise all remedies reserved to Landlord under this Lease or otherwise available to Landlord at law.

26.   NO WAIVER OF BREACHES.

      The subsequent acceptance of rental hereunder by landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental. No term, covenant or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing and signed by Landlord.

27.   INSOLVENCY OF TENANT.

      Tenant agrees that in the event all, or substantially all, of its assets are placed in the hands of a receiver or trustee, and in the event such receivership or trusteeship continues for a period often (10) days, or should Tenant make an assignment for the benefit of creditors or be adjudicated a bankrupt, or should Tenant institute any proceedings under any state or federal bankruptcy act wherein Tenant seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or should any involuntary proceeding be filed against Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then this Lease or any interest in and to the Demised Premises shall not become an asset in any of such proceedings and, in any of such events and in addition to any and all rights or remedies of Landlord hereunder or as provided by law, it shall be lawful for Landlord at his option to declare the term hereof ended and to re-enter the Demised Premises and take possession thereof and remove all persons therefrom and Tenant shall have no further claim herein or hereunder.

28.   SURRENDER OF LEASE.

      The voluntary or other surrender of this Lease by Tenant, or of mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may , at the option of Landlord, operate as an assignment to him of any or all of such subleases or subtenancies.

29.   SALE OF PREMISES BY LANDLORD.

      In the event of any sale of the Demised Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Demised Premises, shall be deemed without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

30.   HOURS OF BUSINESS.

      Subject to the provisions of Article 17 hereof, Tenant shall continuously during the entire term hereof conduct and carry on, under the trade name and style set forth in Article 1, above, Tenant's business in the Demised Premises and shall keep the Demised Premises open for business and cause Tenant's business to be conducted therein during the hours agreed mutual agreement between Landlord and Tenant to be open for business; provided, however, that this provision shall not apply if the Demised Premises should be closed and the business of Tenant temporarily discontinued therein on account of strikes, lockouts, or similar causes beyond the reasonable control of Tenant, or closed for not more than three (3) days out of respect to the memory of any deceased officer or employee of Tenant, or the relative of any such officer or employee. Tenant shall keep the Demised Premises adequately stocked with merchandise, and with sufficient sales personnel to care for the patronage, and to conduct said business in accordance with sound business practices. Tenant expressly acknowledges that the ongoing conduct of Tenant's business in the Demised Premises is of material concern to Landlord, and that Landlord may suffer economic harm and other detriment through Tenant's failure to conduct the business as aforesaid, and that the failure to conduct the business in the manner described herein shall be a material breach of this Lease, notwithstanding Tenant's current payment of rent and related charges.

31.   ATTORNEYS' FEES.

      If any dispute or action between Landlord or Tenant arises out of this Lease, the prevailing Party in such dispute or action shall be entitled to recover its reasonable attorneys' fees from the other as determined by the court. If Landlord is involuntarily made a party defendant to any litigation concerning this Lease or the Demised Premises by reason of any act or omission of Tenant, then, Tenant shall hold harmless Landlord from all liabilities by reason thereof, including reasonable attorneys' fees and all costs incurred by Landlord in such litigation.

32.   SECURITY DEPOSIT.

      Tenant contemporaneously with the execution of this Lease, has deposited with Landlord the sum of Thirty Thousand and 00/100 Dollars ($30,000.00) receipt of which is hereby acknowledged by Landlord, said deposit being given to secure the faithful performance by the Tenant of all of the terms, covenants, and conditions of this Lease by the Tenant to be kept and performed during the term hereof. Tenant agrees that if the Tenant shall fail to pay the rent herein reserved promptly when due, said deposit may, at the option of the Landlord (but Landlord shall not be required to) be applied to any rent due and unpaid, and if the Tenant violates any of the other terms, covenants, and conditions of this Lease, said deposit shall be applied to any damages suffered by Landlord as a result of Tenant's default to the extent of the amount of the damages suffered.

      Nothing contained in this Article 32 shall in any way diminish or be construed as waiving any of Landlord's other remedies as provided in
      Article 23 hereof, or by law or in equity. Should the entire security deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall on the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security deposit to its original amount, and Tenant's failure to do so within fifteen (15) days after receipt of such demand, shall constitute a breach of this Lease. Should Tenant comply with all of the terms, covenants, and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, such security deposit shall be returned in full to Tenant of the end of the term of this Lease, or upon the earlier termination of this Lease pursuant the provision of Article 21 hereof, except in the event the Demised Premises are sold as a result of the exercise of any power of sale under any mortgage or deed of trust, in which event this lease shall be automatically amended to delete any reference to this Article 32, and Tenant shall be entitled to immediate reimbursement of its security deposit from the party then holding said deposit. Any funds held by Landlord as a security deposit pursuant to this paragraph which are ultimately returned to Tenant shall be returned without accruing any interest on said security deposit funds.

33.   HOLDING OVER.

      Any holding over after the expiration of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, cancelable upon thirty (30) days written notice, and at a rental and upon terms and conditions as existed during the last year of the term hereof, except that the Guaranteed Minimum Monthly Rental shall be increased to one hundred and ten percent (110%) of the Guaranteed Minimum Monthly Rental during the last year of the term hereof, or fair market value, whichever is greater.

34.   NOTICES.

      Wherever in this Lease it shall be required or permitted that notice and demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by certified mail, return receipt requested, addressed as follows:

TO:      Landlord                        TELEPHONE: (626) 281-1128
         Mar,L.L.C.
AT:      331 N. Atlantic Blvd.,
         Suite 200 Monterey Park,
         CA 91754

TO:     Tenant                           TELEPHONE: (626) _________
        Top Group Holdings, Inc.
AT:     Premises or


      Either party may change such address by written notice by certified mail to the other.

      Notices or demands shall also be deemed to be properly given or served if successfully transmitted on facsimile machine, telecopier, or telex, provided that the party to whom such notice or demand is given has such a machine in operation. All notices and demands shall be deemed given upon transmittal, which, in the case of mail, shall be upon mailing.

35.   SUCCESSORS IN INTEREST.

      The covenants herein contained shall, subject to the provisions as to assignment and sale of the Demised Premises by Landlord apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

36.   TENANT'S PERFORMANCE.

      In the event Tenant shall fail within any time limits which may be provided herein to complete any work or perform any other requirements provided to be performed by Tenant prior to the commencement of the term hereof, or in the event Tenant shall cause a delay in the completion of any work, Landlord may send Tenant written notice of said default and if said default is not corrected within ten (10) days thereafter, Landlord may by written notice prior to the curing of said default terminate this Lease. Landlord shall be entitled to retain as liquidated damages all deposits made hereunder and such improvements as Tenant may have annexed to the real estate that cannot be removed without damage thereto.

37.   FORCE MAJEURE.

      If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor troubles, objective inability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated (financial ability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this Article 37 contained shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder except as may be expressly provided elsewhere in this Lease.

38.   PARTIAL INVALIDITY.

      If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

39.   MARGINAL CAPTIONS.

      The various headings and numbers herein and the grouping of the provisions of this Lease into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part thereof.

40.   TIME.

      Time is of the essence of this Lease.

41.   SUBORDINATION, ATTORNMENT.

      This Lease, at Landlord's option, shall be subordinate to the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Demised Premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacement and extensions thereof; provided, however, that as to the lien of any such deed of trust or mortgage Tenant's right to quiet possession of the Demised Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

      In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Demised Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease. At the option of any holder of any first mortgage or deed of trust encumbering the real property of which the Demised Premises are a part ("Lender"), the Lender shall have the right to cause this Lease to be prior and superior to the lien of the Lender's mortgage or deed of trust effective upon written notice by the Lender ("Lender's Notice") to Tenants. Upon the giving of Lender's Notice to Tenant, this Lease shall automatically be deemed to be prior and superior to the Lender's mortgage or deed of trust and no further instrument shall be required in order for the provisions of this paragraph to be effective. Within ten (10) days after the Lender's request, Tenant shall execute and deliver to the Lender any agreement requested by the Lender to evidence the provisions of this paragraph; provided, however, that Tenant's failure to execute any such agreement shall in no way affect the self-operative nature of Lender's Notice.

      Notwithstanding anything to the contrary contained in this Lease, no Lender who acquires title to all or part of the real property of which the Demised Premises are a part (a) shall be liable for any act or omission of any prior Landlord under this Lease; (b) shall be subject to any offset, defense or counterclaim which Tenant may have against a prior Landlord under this Lease; or (c) shall be obligated (i) to return any security deposit now or hereafter paid by Tenant under this Lease; (ii) to return any prepaid rent or other amounts prepaid by Tenant under this Lease; or
      (iii) to grant Tenant a credit for any such security deposit, prepaid rent, or other prepaid amounts (excluding monthly rent and other charges which have not been prepaid for more than one month in advance), except to the extent, if any, that such Lender has actually and unconditionally received such security deposit, prepaid rent, or other prepaid amounts. Nothing contained in this paragraph shall be deemed to affect Tenant's right to terminate this Lease based upon a breach of this Lease by Landlord, subject to the provisions of this lease for notice and an opportunity to cure which run in favor of Landlord and the Lender.

42.   ESTOPPELS.

      If upon any sale, assignment, or hypothecation of the Demised Premises or the land thereunder by Landlord, or at any other time, an estoppel certificate and/or financial statement shall be requested of Tenant, Tenant agrees within ten (10) days thereafter, to deliver such financial statement, and to deliver such estoppel certificate (in recordable form) addressed to any such proposed mortgagee or purchaser or to the Landlord certifying the requested information, including among other things the dates of commencement and termination of this Lease, the amounts of security deposits, and that this Lease is in full force and effect ( if such be the case) and that there are no differences, offsets or defaults of Landlord, or noting such differences, offsets or defaults as actually exist. Tenant shall be liable for any loss or liability resulting from any incorrect information certified, and such mortgagee and purchaser shall have the right to rely on such estoppel certificate and financial statement. Tenant shall in the same manner acknowledge and execute any assignment of rights to receive rents as required by any mortgagee of landlord.

      Tenant acknowledges that Landlord may suffer substantial economic and other injury if Tenant fails to supply any such requested item. Therefore, should Tenant fail to supply such estoppel certificate, financial statement or assignment of rights within ten (10) days of the service on Tenant of a request for same, Tenant shall pay to Landlord additional rent equal to one-thirtieth (1/30) of the Guaranteed Minimum Monthly Rental for each day commencing with the eleventh day after said notice, until such item has been received. The daily additional rent shall be in addition to all other rent hereunder, shall be due and payable daily, and shall be in default if not so paid.

43.   REVISION OF EXHIBIT A.

      Following the commencement of the term, Landlord shall have the right, in Landlord's sole discretion, from time to time:

      A. To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

      B. To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

      C. To designate other land outside the boundaries of the Shopping Center to be a part of the Common Areas;

      D.    To add additional buildings and improvements to the Common Areas;

      E. To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Shopping Center, or any portion thereof; and

      F. To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Shopping Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

44.   CONDEMNATION.

      In the event of a condemnation or a transfer in lieu thereof, twenty percent (20%) or more of the Demised Premises is taken, or in the event as a result of such taking or transfer in lieu thereof, Landlord is unable to provide the parking required by Article 7 hereof, Landlord or Tenant may, upon written notice given within thirty (30) days after such taking or transfer in lieu thereof, terminate this Lease. Tenant shall not be entitled to share in any portion of the award, and Tenant hereby expressly waives any right or claim to any part thereof. Tenant shall, however, have the right to claim and recover, only from the condemning authority ( but not from landlord), any amounts necessary to reimburse Tenant for the cost of removing stock and fixtures.

45.   NO ORAL AGREEMENTS OR REPRESENTATIONS.

      This Lease covers in full each and every agreement of every kind or nature whatsoever between the parties hereto concerning this Lease, and all preliminary negotiations and agreement of whatsoever kind or nature are merged herein, and there are no oral agreements or implied covenants. Without limiting the foregoing, Landlord specifically does not warrant that any other occupant, present or future, in the shopping center of which the Demised Premises is a part, shall be or remain an occupant during the term of the Lease. Landlord does not warrant that any particular tenant, user or type of use shall be present in the shopping center, notwithstanding any notations on Exhibit A or any other site plan or schematic representation now or hereafter in existence.

46.   MERCHANTS' ASSOCIATION.

      A Merchants' Association will be created if by a two-thirds written vote of the tenants, the tenants so elect. For all purposes in connection with the Merchants' Association, each individual lease shall create a separate member tenant, even if one lessee occupies more than one store. As soon as the Merchants' Association has been formed Tenant will become a member, participate fully, and remain in good standing in it, and abide by its regulations. Each member tenant shall have one vote in the operation of said Association. The objects of such Association shall be to encourage its members to deal fairly and courteously with their customers, to sell their merchandise of service at fair prices, to follow ethical business practices, to assist the business of the tenants by sale promotions and center-wide advertising. The tenant agrees to pay dues to the Merchants' Association as approved by a majority vote of the members of the Association, increasing said dues to the extent required by increases in the costs of promotional, public relations and advertising services, or as the members may agree. Nothing in the Bylaws or regulations of the said Association shall conflict with the provisions of this Lease or in any way shall affect the rights of the Landlord. Landlord shall have no obligation to participate in such Merchant's Association, or to contribute to its support.

47.   LIMITATION OF LIABILITY.

      Tenant expressly agrees that its sole recourse in the event of a claim of default by Landlord shall be against Landlord itself, and Tenant shall have no recourse against, nor will it sue, name, seek to execute against or otherwise subject to legal process any officer, director, or shareholder of Landlord in connection with any breach, claim of breach or action for performance or declaration of rights related to this transaction contemplated by this Agreement. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to any Lender whose name and address shall have previously been furnished to Tenant in writing, specifying the obligation which Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently pursues the same to completion.

48.   WAIVER OF REDEMPTION BY TENANT.

      Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

49.   CAPACITY AND AUTHORITY.

      If Tenant is a corporation, Tenant and each individual executing this Lease on Tenant's behalf, warrants, by its executing hereof, that Tenant is in good standing, authorized to do business in California, and authorized and empowered to execute and deliver this Lease, and to perform the acts provided for herein. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing the Lease on behalf of Tenant represents and warrants that the entity is duly formed and authorized to do business in California, and upon such execution, the entity shall be fully bound to perform hereunder. In all events, Tenant and the individuals executing this Lease on Tenant's behalf, shall, upon Landlord's request, supply Landlord with written certificates or other appropriate indicia of authority and capacity.

50.   GUARANTEE.

      If this lease shall have been guaranteed, any such guarantee shall be deemed a material part of the consideration for Landlord's execution of this Lease. If the guarantor under any such guarantee is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes or is the subject of any proceeding under the Bankruptcy Act or other similar law for the protection of creditors (or, if the guarantor is a partnership or consists of more than one person or entity, if any partner of the partnership or such other person or entity is or becomes bankrupt or insolvent, institutes any such proceeding, or makes an assignment for the benefit of creditors), then Landlord shall have the option to terminate this Lease upon thirty (30) days written notice unless Tenant, within such thirty (30) day period, provides Landlord with either
      (i) a substitute or additional guarantor satisfactory to Landlord and any Mortgagee of Landlord, or (ii) adequate assurance of the performance of each and every obligation of Tenant hereunder, satisfactory to Landlord and such Mortgagee; provided, however, that no such termination of this Lease shall become effective without the prior written consent of such Mortgagee, if required under any agreements between Landlord and such Mortgagee.

51.   OPTION TO RENEW.

      (A) Option Conditions: Tenant shall have the option to extend the term of this Lease for one (1) additional five-year period commencing upon the expiration of the initial five-year term hereof. The option to extend the term of the Lease shall automatically be exercised unless Tenant delivers to Landlord written notice of Tenant's intent not to exercise such option which shall be given to Landlord in writing not less than six (6) months prior to the expiration of the initial five-year term. In addition to the foregoing, the option shall lapse and terminate if Tenant shall have previously breached or otherwise failed to perform under the Lease since its inception; Landlord at his sole discretion, may declare the option to extend null and void.

      (B) Option Terms: In the event Tenant shall exercise its option to extend the term of this Lease, as herein above provided, all covenants, conditions, and provisions of this Lease shall be and remain in full force and effect, except the minimum monthly rent shall be annually increased by four percent (4%).

      IN WITNESS WHEREOF, the parties have duly executed this Lease together with the herein referred to Exhibits which are attached hereto, on the date and year first above written.


 DATE: _______________________           DATE:


 LANDLORD:                               TENANT:
 Mar, Limited Liability Company          Top Group Holdings, Inc



_______________________________          By:
 Kenny M. Mar
                                         Its: